UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor
Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On August 1, 2012, Hyatt Hotels Corporation (the “Company” or “Hyatt”) issued a press release announcing its results for its second quarter ended June 30, 2012. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Hyatt Hotels Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2012, the Company announced that Gebhard F. Rainer was appointed Executive Vice President, Chief Financial Officer of the Company effective as of August 15, 2012. On July 31, 2012, the Company entered into an employment letter with Mr. Rainer pursuant to which, Mr. Rainer is entitled to the following compensation and benefits:

•	annual base salary of $600,000;

•	annual incentive award with a target incentive of 90% of base salary and a maximum incentive of 135% of base salary;

•	annual grants under the Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan similar to other senior executives of Hyatt;

•	employee benefits and perquisites available to the Company’s senior executive officers from time to time;

•	relocation to Chicago in accordance with the Company’s relocation policy; and

•	severance in accordance with the Company’s executive severance plans.

The foregoing description of the employment letter is qualified in its entirety by reference to its terms, which is filed herewith as Exhibit 10.1 and is incorporated herein by this reference.

On July 31, 2012, Bradley O’Bryan (age 43), Senior Vice President and Corporate Controller of the Company, was appointed the Company’s principal accounting officer effective as of August 15, 2012.

Mr. O’Bryan has served as the Company’s Senior Vice President and Corporate Controller since May 2011 and prior to that time, served as the Company’s Vice President, SEC and Financial Reporting from December 2008 to May 2011. Prior to joining Hyatt, Mr. O’Bryan served in a number of financial management positions with Whirlpool Corporation from 2002 to 2008, most recently serving as Director, Corporate Finance from February 2007 to November 2008. From 1997 to 2002, Mr. O’Bryan was employed by Donnelly Corporation (now known as Magna Donnelly Corporation) in a variety of financial management positions. Mr. O’Bryan began his career as a Certified Public Accountant with Ernst & Young LLP in their audit practice from 1991 to 1997.

Item 8.01: Other Events.

On August 1, 2012, the Company announced that the Board of Directors has authorized the repurchase of up to $200 million of the Company’s common stock. These repurchases may be made from time to time in the open market, in privately negotiated transactions, or otherwise, including pursuant to a Rule 10b5-1 plan, at prices that the Company deems appropriate and subject to market conditions, applicable law and other factors deemed relevant in the Company’s sole discretion. The full text of the press release is attached as Exhibit 99.1 to this Form

8-K and is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Employment Letter, dated as of July 31, 2012, between Hyatt Hotels Corporation and Gebhard F. Rainer

99.1	Hyatt Hotels Corporation Press Release, dated August 1, 2012 (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: August 1, 2012	By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Employment Letter, dated as of July 31, 2012, between Hyatt Hotels Corporation and Gebhard F. Rainer

99.1	Hyatt Hotels Corporation Press Release, dated August 1, 2012 (furnished pursuant to Item 2.02)